UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 5, 2024

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2050 West Sam Houston Parkway S., Suite 1100, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	DRQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 5, 2024, Dril-Quip, Inc. (the “Company”) held a special meeting of stockholders of the Company (the “Special Meeting”). The proposals submitted to stockholders at the Special Meeting are described in detail in the definitive proxy statement/prospectus (the “Definitive Proxy Statement/Prospectus”) included in the registration statement on Form S-4, as amended (File No. 333-279048), declared effective by the Securities and Exchange Commission on August 6, 2024. Prior to the Special Meeting, the Company withdrew Proposal No. 2 (the charter amendment proposal) related to an amendment of the Company’s restated certificate of incorporation (the “charter amendment”) and Proposal Nos. 3 A–F related to six separately presented proposals to approve certain governance provisions in the charter amendment. Accordingly, Proposal No. 2 and Proposal
Nos. 3 A–F were not submitted to stockholders for a vote at the Special Meeting. The adjournment proposal described in the Definitive Proxy Statement/Prospectus was not acted upon at the Special Meeting. The final results regarding each proposal submitted to stockholders are set forth below.

Proposal No. 1

The proposal to approve the issuance of shares of common stock, par value $0.01 per share, of the Company to stockholders of Innovex Downhole Solutions Inc., a Delaware corporation (“Innovex”), in the mergers (the “Mergers”) contemplated by the Agreement and Plan of Merger, dated as of March 18, 2024, as amended by the First Amendment to the Agreement and Plan of Merger, dated June 12, 2024, by and among the Company, Innovex, Ironman Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company, and DQ Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company, for purposes of complying with Section 312.03(c) of the NYSE’s Listed Company Manual and, in the event such issuance constitutes a change of control, Section 312.03(d) of the NYSE’s Listed Company Manual was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
20,589,605	10,994,983	44,193	0

Proposal No. 4

The proposal to approve the Innovex 2024 long-term incentive plan was defeated by the following vote:

For	Against	Abstain	Broker Non-Votes
14,100,027	17,531,765	6,989	0

Proposal No. 5

The proposal to approve, on a non-binding advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Mergers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
18,985,186	12,627,438	26,157	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ James C. Webster
James C. Webster
Vice President, General Counsel and Secretary

Date: September 5, 2024